EXHIBIT 32.1

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 (the "Report") by Kiwa Bio-Tech Products Group Corporation (the "Registrant"), the undersigned hereby certifies that:

      1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





                                             /S/ WEI LI
DATE:  OCTOBER 8, 2004                  BY:  ___________________________
                                             WEI LI
                                             CHIEF EXECUTIVE OFFICER




                                             /S/ LIAN-JUN LUO
DATE:  OCTOBER 8, 2004                  BY:  ___________________________
                                             LIAN-JUN LUO
                                             CHIEF FINANCIAL OFFICER